EXHIBIT 10.3

                              EVALUATION AGREEMENT

         Upon acceptance of this Agreement by the parties signing below, Natural MicroSystems Corporation ("NMS") and the undersigned individual or corporation ("Evaluation Customer") agree as follows:

         1. Use of Hardware. NMS will ship to Evaluation Customer the hardware and related documentation described in Attachment A (collectively "Hardware") at no charge, whereupon Evaluation Customer shall be entitled to use the Hardware solely for internal evaluation purposes for 60 days (the "Evaluation Period"). Upon completion of the Evaluation Period, Evaluation Customer will either purchase the Hardware at the then current list price, or at such price mutually agreed upon by NMS and Evaluation Customer, or will return the Hardware to NMS in the same condition as received, reasonable wear and tear excepted.

         2. Use of Software. NMS grants to Evaluation Customer a non-exclusive license to use the software and related documentation described in Attachment A (collectively, "Software") during the Evaluation Period solely for internal evaluation purposes. Upon completion of the Evaluation Period, Evaluation customer will either enter into a license agreement with NMS for future use of the Software, or this license will immediately terminate and Evaluation Customer will return the Software to NMS in the same condition as received, reasonable wear and tear excepted.

         3.     Ownership and Confidentiality.

         3.1 Evaluation Customer acknowledges that this Agreement grants Evaluation Customer solely a limited right to use the Hardware and Software, and agrees that title to and all applicable rights in patents, copyrights and trade secrets with respect to such Hardware and Software, updates and enhancements thereto, and any copies thereof are and shall remain the property of NMS.

         3.2 Evaluation Customer shall not use, copy, reverse engineer or transfer the Software, in whole or in part, except as expressly provided for in this Agreement. If you transfer possession of any copy or merged portion of the program to another party, your license and your right to use the program is automatically terminated.

         4.  Special  Notice.  Certain of the  Software  and  related  materials licensed hereby are classified as "restricted computer software" as defined in clause 52.227-19 of the Federal Acquisition Regulation ("FAR") and were developed entirely at private expense for nongovernmental purposes, are commercial in nature and have been regularly used for nongovernmental purposes, and, to the extent not published and copyrighted, are trade secrets and confidential and are provided with all rights reserved under the copyright laws of the United States. The Government's rights to the software and related materials are limited and restricted as provided in clause 52.227-19 of the FAR.

         5. No Warranty. NMS FURNISHES THE HARDWARE AND SOFTWARE TO EVALUATION CUSTOMER "AS IS" AND DISCLAIMS ALL WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NMS SHALL HAVE NO LIABILITY FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR TORT DAMAGES ARISING OUT OF THE USE OR PERFORMANCE OF THE SOFTWARE OR HARDWARE, EVEN IF NMS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         6.  Proprietary  Notices.  Evaluation  Customer  acknowledges  that the
Hardware and Software, and all copies thereof, are owned by NMS and shall display NMS copyright and other proprietary notices.

         7. Term. This Agreement shall terminate at the end of the Evaluation Period. NMS may terminate this agreement at any time with or without cause. Evaluation Customer's obligations under Section 1,2 and 3 shall survive any termination.

         8. No Obligation. Evaluation Customer's participation in this Agreement shall be at no charge to Evaluation Customer, and Evaluation Customer shall have no obligation to purchase the Hardware or license the Software from NMS except as described in Section 1 and 2. However, in partial consideration for participation in this Agreement the Evaluation Customer will freely provide its evaluation of the Hardware and Software to NMS, and will promptly disclose to NMS any material errors, problems or malfunctions it discovers, if any, during the Evaluation Period. NMS will not disclose Evaluation Customer's evaluations to any person (other than NMS' employees and agents), provided that such evaluations are labeled or otherwise identified in writing as confidential. NMS shall, however, have an unrestricted royalty-free right to use information contained in Evaluation Customer's evaluations for purposes of correcting and/or enhancing the Hardware or Software.

         9. Governing Law: Forum. The provisions of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts, and shall be binding upon the parties in the United States and worldwide. The federal and state courts within the Commonwealth of Massachusetts shall have exclusive jurisdiction to adjudicate any dispute arising out of this Agreement.

         10. Remedies. Evaluation Customer acknowledges that a violation of this Agreement may cause irreparable harm to NMS, and agrees that, in addition to any other remedies provided by law, NMS will be entitled to obtain injunctive relief against any such violation without having to post a bond.

         11. Authority.Each party hereby represents that it has the unrestricted right and authority to enter into and perform its obligations under this Agreement.


NATURAL MICROSYSTEMS                                IP Voice Communications
CORPORATION                                         Evaluation Customer

By:      /s/ William Cole                            By:      /s/ Anthony Welch
----------------------------------                   ---------------------------
Name:    William Cole                                Name:    Anthony Welch
Title:   Corporate Sales Rep                         Title:   Director R & D
Date:    February 10, 1998                           Date:    2/18/98

                                  Attachment A

                           Description of the Software

Software:

Name                                    Version               Quantity
-------                                 ----------            --------
8850 Fusion ADK                         2.0                    1         $1,080

7404 Fusion Runtings                    2.0                    1         $    0

8746 CT Access                          1.1                    1         $1,995

8859 H323 Call Control Software         1.0                    1         $    0

8852-02 H323 Licenses                   1.0                   16         $  540

8856 Fusion ADK G723.1                  1.0                    2         $    0

8852-03 G723.I Licenses                 1.0                   16         $  240

           Description of the Hardware

Hardware:

Name                                    Quantity
--------                                --------
8643 AG8/80 + RT1                       2         $4,124 ea      $8,248

8686 AG8/80 LS                          2         $1,684 ea      $9,368

8865 TX2000                             2         $2,396 ea      $4,792
---------------------------------------------------------------------------

Total                                                            $20,263

Shipping (UPS RED)                                               $    67

Net                                                              $20,330

                                     Natural
                                  MicroSystems

                                                         May 4, 1998


Barbara Will
IP Voice Communications
7904 Yorkshire Drive
Castle Rock, CO 80104

Dear Barbara:
here is the "Invoices only" document that I mentioned in our last communication, 5/1/98. If you would check it over and sign as indicated, page 4 of the Order Verification and fax it back to me at 508-271-1350, I will use this as your purchase order.

I also included a copy of the Evaluation Agreement for your records.

Thank you Barbara. If you have any questions regarding this activity, please give me a call at 800-533-6120 extension 1389.


                                            Sincerely,


                                            /s/ Bill
                                            ------------------
                                            William Cole

                               Order Verification

NATURAL MICROSYSTEMS CORP.                                              Page: 1
100 CROSSING BLVD.                          Salesperson:
FRAMINGHAM MA 01702
508/620-9300

FED ID:                                     Tax ID 2:

Route To:  ipvoice                          Ship To:
         IP Voice Communications                     IP Voice Communications
         ATTN: Ms Barbara Will                       ATTN: Ms. Barbara Will
         7804 Yorkshire Drive                        7804 Yorkshire Drive
         Castle Rock CO 80104                        Castle Rock CO 80104
         United States                               United States

Cust Curr:  USD US DOLLARS
FED ID:                                     Tax ID 2:

Order #   Cust PO No.   Ship Via        Pk PP  Date     Ord Terms       Ver Date
--------------------------------------------------------------------------------
US04537   INVOICE ONLY  Not Applicable         4/30/98  1% 10, NET 45    05/4/98

Line/Rel Due Date          Qty Item                        Unit Price/Net Amount
--------------------------------------------------------------------------------

1                          1.000 888                                    1,080.00
         05/05/98 EA                                                    1,080,00
                                   8850 Fusion ADX

2                          1.000 888                                        0.00
         05/05/98 EA                                                        0.00
                                   Fusion Runtime

3                          1.000 888                                    1,995.00
         05/05/98 EA                                                    1,995.00
                                   CT Access NT Developers kit

4                          1.000 888                                        0.00
         05/05/08 EA                                                        0.00

                               Order Verification

NATURAL MICROSYSTEMS CORP.                                              Page: 2
100 CROSSING BLVD.                          Salesperson:
FRAMINGHAM MA 01702
508/620-9300

FED ID:                                     Tax ID 2:

Route To:  ipvoice                          Ship To:          0
           IP Voice Communications                   IP Voice Communications
           ATTN: Ms Barbara Will                     ATTN: Ms. Barbara Will
           7804 Yorkshire Drive                      7804 Yorkshire Drive
           Castle Rock CO 80104                      Castle Rock CO 80104
           United States                             United States

Cust Curr:  USD US DOLLARS
FED ID:                                     Tax ID 2:

Order #   Cust PO No.   Ship Via        Pk PP  Date     Ord Terms       Ver Date
--------------------------------------------------------------------------------
US04537   INVOICE ONLY  Not Applicable         4/30/98  1% 10, NET 45    05/4/98

Line/Rel Due Date          Qty Item                        Unit Price/Net Amount
--------------------------------------------------------------------------------
                          8859 H.323 Call Control Software

5                          1.000 888                                      540.00
         05/05/98 EA                                                      540.00
                                    8852-16 H.323 Licenses

6                          1.000 888                                        0.00
         05/05/98 EA                                                        0.00
                                    8856 Fusion ADX G 723.1

7                          1.000 888                                      240.00
         05/05/98 EA                                                      240.00

                                    8853-16 G 723.1 Licenses

8                          2.000 888                                    4,124.00

                               Order Verification

NATURAL MICROSYSTEMS CORP.                                              Page: 3
100 CROSSING BLVD.                          Salesperson:
FRAMINGHAM MA 01702
508/620-9300

         FED ID:                                     Tax ID 2:

Route To:  ipvoice                          Ship To:          0
           IP Voice Communications                   IP Voice Communications
           ATTN: Ms Barbara Will                     ATTN: Ms. Barbara Will
           7804 Yorkshire Drive                      7804 Yorkshire Drive
           Castle Rock CO 80104                      Castle Rock CO 80104
           United States                             United States

Cust Curr:  USD US DOLLARS
FED ID:                                     Tax ID 2:

Order #   Cust PO No.   Ship Via        Pk PP  Date     Ord Terms       Ver Date
--------------------------------------------------------------------------------
US04537   INVOICE ONLY  Not Applicable         4/30/98  1% 10, NET 45    05/4/98

Line/Rel Due Date          Qty Item                        Unit Price/Net Amount
--------------------------------------------------------------------------------

         05/05/98 EA                                                    8,248.00
                                    8643 AG8/80 RT1

9                          2.000 888                                    1,684.00
         05/05/98 EA                                                    3,368.00
                                    8686 AG8/80 voice boards

10                         2.000 888                                    2,396.00

         05/05/98 EA                                                    4,792.00
                                    8865 TX2000 data communications boards

                      EVALUATION CONVERTING TO NEW ACCOUNT

                      INVOICE ONLY ----- INVOICE ONLY-----

                      DO NOT SHIP PRODUCT AGAINST THIS SALES
                      ORDER

                                                Order Verification

NATURAL MICROSYSTEMS CORP.                                             Page: 4
100 CROSSING BLVD.                          Salesperson:
FRAMINGHAM MA 01702
508/620-9300

         FED ID:                                     Tax ID 2:

Route To:  ipvoice                          Ship To:          0
           IP Voice Communications                   IP Voice Communications
           ATTN: Ms Barbara Will                     ATTN: Ms. Barbara Will
           7804 Yorkshire Drive                      7804 Yorkshire Drive
           Castle Rock CO 80104                      Castle Rock CO 80104
           United States                             United States

Cust Curr:  USD US DOLLARS
FED ID:                                     Tax ID 2:

Order #   Cust PO No.   Ship Via        Pk PP  Date     Ord Terms       Ver Date
--------------------------------------------------------------------------------
US04537   INVOICE ONLY  Not Applicable         4/30/98  1% 10, NET 45    05/4/98

Line/Rel Due Date          Qty Item                        Unit Price/Net Amount
--------------------------------------------------------------------------------


                  INVOICE ONLY---------INVOICE ONLY-----------


                         X______________________________



                                                 Sale Amount:      20,263.00
                                        Order Disc (0.0000%):          00.00
                                                 Sales Tax:            00.00
                                                 Sales Tax:            00.00
Remit To:   Natural Microsystems Corp.                    Fr:          67.00
            Dept. CH10926                                 MC:          00.00
            Palatine, IL 60055-0926
                                                 Total:            20,330.00